UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2007
ALPHA SECURITY GROUP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-12799	03-0561397

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

328 West 77th Street, New York, New York	10024

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 877-1588
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b)

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c)

EX-99.1: PRESS RELEASE

Item 8.01. Other Events
     Alpha Security Group Corporation (the “Company”) announced that it has been informed by Maxim Group LLC, the representative of the underwriters of the Company’s initial public offering consummated on March 28, 2007, that commencing with the opening of trading on June 14, 2007, the common stock and warrants included in the Company’s outstanding units will commence separate trading on the American Stock Exchange. Holders of these units may elect to trade the component shares of common stock and warrants separately. Those units not separated will continue to trade on the American Stock Exchange under the symbol HDS.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols HDS and HDS.WS, respectively. The Company’s press release is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:

Exhibit No.	Description
99.1	Press release dated June 12, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA SECURITY GROUP CORPORATION
By:	/s/ Steven M. Wasserman
	Name:	Steven M. Wasserman
	Title:	Chief Executive Officer and President

Date: June 12, 2007